UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On July 23, 2025, Windtree Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with an equity line investor (the “Purchaser”), whereby the Company has the right, but not the obligation, to sell to the Purchaser, and the Purchaser is obligated to purchase, up to the lesser of (i) $500 million of newly issued shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) and (ii) the Exchange Cap (as defined below).

The Company does not have a right to commence any sales of Common Stock to the Purchaser under the Purchase Agreement until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the Purchaser set forth in the Purchase Agreement have been satisfied, including that a registration statement covering the resale of such shares is declared effective by the SEC and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”). The Company must also increase the number of its authorized shares of Common Stock prior to making sales under the Purchase Agreement. Over the 36-month period from and after the Commencement Date, the Company will control the timing and amount of any sales of Common Stock to the Purchaser. Actual sales of shares of Common Stock to the Purchaser under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding and the Company’s operations.

At any time from and after the Commencement Date, on any business day on which the closing sale price of the Common Stock is equal to or greater than $0.50 (the “VWAP Purchase Date”), the Company may direct the Purchaser to purchase an additional number of shares of Common Stock in an amount up to the VWAP Purchase Maximum Amount (as defined in the Purchase Agreement) (a “VWAP Purchase”) at a purchase price equal to ninety-six and a half percent (96.5%) of the lowest sale price of the Common Stock on the applicable VWAP Purchase Date; provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 96.5% referred to above. The Purchaser shall make the VWAP Purchase on the trading day it receives the VWAP Purchase Notice so long as the VWAP Purchase Notice is received after 6:00 a.m. New York City time but prior to 9:00 a.m. New York City time.

In no event shall the Company issue to the Purchaser under the Purchase Agreement more than 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains the approval of the issuance of such shares by its stockholders in accordance with the applicable stock exchange rules or (ii) the average price of all applicable sales of Common Stock are made at a price equal to or in excess of the lower of (A) the closing price on the Nasdaq Capital Market on July 23, 2025 and (B) the average of the closing prices of the Common Stock for the five business days immediately preceding July 23, 2025, such that the sales of such Common Stock to the Purchaser would not count toward the Exchange Cap because they are “at market” under applicable stock exchange rules.

Convertible Promissory Note

As consideration for the Purchaser’s irrevocable commitment to purchase shares of Common Stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, concurrently with the execution and delivery of the Purchase Agreement, the Company issued a convertible promissory note (the “Commitment Note”) to the Purchaser in the amount of $10,000,000. The Commitment Note matures on April 23, 2026 (the “Maturity Date”) and will bear interest at 5% per annum on a 365-day basis, due and payable on the Maturity Date. Upon the occurrence of an Event of Default (as defined in the Commitment Note) the Purchaser, by written notice, may declare the Commitment Note to be due immediately and payable, which payment shall consist of the unpaid principal balance, together with any accrued and unpaid interest, if any. The Purchaser, in its sole discretion and upon written notice to the Company may convert all or a portion of the entire unpaid principal balance of the Commitment Note, together with all accrued and unpaid interest, if any (the “Conversion Amount”) into a number of shares of Common Stock (such shares of Common Stock, the “Note Shares”) equal to (x) the Conversion Amount divided by, as of the date of such conversion notice or other date of determination, the lesser of (i) a 20% discount to the lowest intraday sale price of the Common Stock as traded on the principal market on July 23, 2025 and (ii) a 20% discount to the lowest intraday sale price of the Common Stock as traded on the principal market during the 20 trading days immediately preceding the date of such conversion notice, subject to adjustment as provided in the terms of the Commitment Note.

Registration Rights Agreement

Concurrent with the execution of the Purchase Agreement, the Company entered into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Shares and the Note Shares, on or before the 45th calendar day following the Closing Date (as defined in the Purchase Agreement) and to cause such registration statement to be declared effective by the SEC on or before the 60th calendar day following the Filing Date (as defined in the Registration Rights Agreement), subject to limited exceptions described therein. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

The foregoing descriptions of the Commitment Note, the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Commitment Note, the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 4.1, 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

The Company issued the Common Stock and the Commitment Note in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 2.03	Creation of a Direct Financial Obligation.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On July 24, 2025, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the term sheets and other related matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company’s and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Purchase Agreement and management’s beliefs regarding the benefits of pursuing the transactions in connection with the Purchase Agreement. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report, the Company’s latest Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and/or Current Reports on Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this Current Report speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document

4.1	Form of Convertible Promissory Note by and between the Company and the Purchaser, dated as of July 23, 2025

10.1*	Form of Common Stock Purchase Agreement, dated as of July 23, 2025, by and between Windtree Therapeutics, Inc. and the Purchaser.

10.2*	Form of Registration Rights Agreement, dated as of July 23, 2025, by and between Windtree Therapeutics, Inc. and the Purchaser.

99.1	Press release dated July 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 24, 2025	Windtree Therapeutics, Inc.

	By:	/s/ Jed Latkin
	Name:	Jed Latkin
	Title:	Chief Executive Officer